SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2007

PROMOTORA VALLE HERMOSO, INC.

Florida	000-27199	020755762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1809 E. Broadway St., Ste. 346 Oviedo, Fl.	32765
(Address of Principal Executive Offices)	(Zip Code)

(800) 377-2137

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Change in Directors or Principal Officers, Other Events

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2007 the Company issued a Press Release announcing the appointing of Mr. Ramon Rosales as a new President and CEO.

The same press Release stated the appointing of Maria Fernanda Rosales to the Chief Financial Officer position, with Maria Gracia Rosales assuming the position of Chief Operations Officer, Secretary and Treasurer of the Company.

Fanny Patricia Narvaez has resigned from the board of directors and remained as the company Vice President US Operations.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Promotora Valle Hermoso, Inc. March 1, 2007

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

PROMOTORA VALLE HERMOSO, INC.

Date: March 6, 2007	By:	/s/ Maria Fernanda Rosales
Maria Fernanda Rosales
Chief Executive Officer